Exhibit 99.1
Smartsheet to be Acquired by Blackstone and Vista Equity Partners for $8.4 Billion
Smartsheet Shareholders to Receive $56.50 Per Share in Cash
Purchase Price Represents a 41% Premium to the 90-Day VWAP of the Unaffected Share Price
BELLEVUE, Wash., September 24, 2024 – Smartsheet (NYSE:SMAR) (“Smartsheet” or the “Company”), the enterprise platform for modern work management, today announced that it has entered into a definitive agreement to be acquired by funds managed by Blackstone and Vista Equity Partners (the “Buyers”) in an all-cash transaction valued at approximately $8.4 billion.
Under the terms of the agreement, the Buyers would acquire all the outstanding shares held by Smartsheet shareholders for $56.50 per share in cash upon the closing of the proposed transaction. This price represents a premium of approximately 41% to the volume weighted average closing price of Smartsheet stock for the 90 trading days ending on July 17, 2024, the last full trading day prior to media reports regarding a possible sale transaction involving the Company, and a 16% premium to the highest closing stock price over the last 12 months ending July 17, 2024.
“For more than a decade, we have built a thriving community of employees, partners, and customers, each focused on building and benefiting from Smartsheet’s industry-leading work management platform. Our next phase of growth and customer success is underway, and we look forward to partnering with Blackstone and Vista Equity Partners to accelerate our vision of modernizing work management for enterprises, globally,” said Mark Mader, CEO of Smartsheet. “This transaction is a testament to our employees’ outstanding work in serving customers and partners, and building an enterprise-grade, market-leading platform. As we look to the future, we are confident that Blackstone and Vista’s expertise and resources will help us ensure Smartsheet remains a great place to work where our employees thrive, while driving innovation and delivering even greater value for customers and stakeholders.”
Martin Brand, Head of North America Private Equity and Global Co-Head of Technology Investing at Blackstone, and Sachin Bavishi, a Senior Managing Director at Blackstone, said, “Across increasingly distributed, cross-functional and global workforces, Smartsheet’s innovative and market-leading solutions are mission-critical in helping teams collaborate at scale to achieve superior results. We are excited to partner with Smartsheet’s management team to drive long-term growth by leveraging our and our partner Vista’s combined scale and resources to accelerate investments in the next generation of work management solutions.” Blackstone will invest in Smartsheet through its flagship private equity vehicle and its private equity strategy for individual investors.
“Modern enterprises rely on Smartsheet’s simple and scalable solutions to manage a diverse range of business-critical processes every single day because they enable seamless collaboration, enhanced productivity and faster and more informed decision-making,” said Monti Saroya, Co-Head of Vista’s Flagship Fund and Senior Managing Director, and John Stalder, Managing Director at Vista. “We look forward to partnering closely with Blackstone and Smartsheet to support its ambitious goal of making its platform accessible for every organization, team and worker relying on collaborative work to achieve successful outcomes.” Vista is a leading global investment firm focused exclusively on enterprise software, data and technology-enabled businesses.

Additional Transaction Terms
The merger agreement for the transaction includes a 45-day “go-shop” period that expires on November 8, 2024. During this period, Smartsheet and its advisors will be permitted to actively solicit alternative acquisition proposals from certain third parties, and potentially enter into negotiations with other parties that make alternative acquisition proposals. The Smartsheet Board of Directors will have the right to terminate the merger agreement to accept a superior proposal, subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” process will or will not result in a superior proposal, and Smartsheet does not intend to disclose related developments unless and until it determines that such disclosure is appropriate or otherwise required.
The transaction is currently expected to close in the fourth quarter of Smartsheet’s fiscal year ending January 31, 2025, subject to the approval of Smartsheet’s shareholders, the satisfaction of required regulatory clearances and other customary closing conditions. The Smartsheet Board of Directors unanimously approved the merger agreement and recommends Smartsheet shareholders vote their shares in support of the transaction at a special meeting of shareholders to vote on the transaction.
Upon completion of the transaction, Smartsheet’s Class A common stock will no longer be listed on any public market and Smartsheet will become a privately held company. The Company will continue to operate under the Smartsheet name and brand.
Advisors
Qatalyst Partners is acting as exclusive financial advisor to Smartsheet. Fenwick & West LLP is acting as legal counsel to Smartsheet.
Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are acting as financial advisors and Kirkland & Ellis LLP and Simpson Thacher & Bartlett LLP are acting as legal counsel to Blackstone and Vista Equity Partners.
About Smartsheet
Smartsheet is the modern enterprise work management platform trusted by millions of people at companies across the globe, including approximately 85% of the 2024 Fortune 500 companies. As a pioneer and market leader in this category, Smartsheet delivers powerful solutions fueling performance and driving the next wave of innovation. Visit www.smartsheet.com to learn more.
About Blackstone
Blackstone is the world’s largest alternative asset manager. We seek to deliver compelling returns for institutional and individual investors by strengthening the companies in which we invest. Our more than US$1 trillion in assets under management include global investment strategies focused on real estate, private equity, infrastructure, life sciences, growth equity, credit, real assets, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.
About Vista Equity Partners
Vista is a leading global investment firm with more than $100 billion in assets under management as of March 31, 2024. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on X, @Vista_Equity.
Cautionary Statement Regarding Forward-Looking Statements
This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of the Buyers. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement.
Participants in Solicitation
Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.
Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.
No Offer or Solicitation
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Contacts
For Smartsheet
Investor Relations Contact
Aaron Turner
investorrelations@smartsheet.com
Media Contact
Jennifer Henderson
pr@smartsheet.com
OR
FGS Global
Smartsheet@FGSGlobal.com
For Blackstone
Matt Anderson
(518) 248-7310
Matthew.Anderson@blackstone.com
Mariel Seidman-Gati
(646) 482-3712
Mariel.SeidmanGati@blackstone.com
For Vista Equity Partners
Brian Steel
(212) 804-9170
media@vistaequitypartners.com